Exhibit 10.59

FIFTH MODIFICATION AGREEMENT

THIS FIFTH MODIFICATION AGREEMENT (this "Modification Agreement") is entered into as of August 9 , 2022, by and among NORTH MILL CAPITAL LLC, a Delaware limited liability company, d/b/a SLR Business Credit ("Lender"), with a place of business at 821 Alexander Road, Suite 130, Princeton, New Jersey 08540, SPAR MARKETING FORCE, INC., a Nevada corporation ("US Borrower"), with its chief executive office located at 1910 Opdyke Court, Auburn Hills, Michigan 48326, and SPAR CANADA COMPANY, an unlimited company organized under the laws of Nova Scotia ("Canadian Borrower"), with its chief executive office located at 10 Planchet Road, Unit 21, Vaughan, Ontario L4K 2C8.

RECITALS

WHEREAS, Lender, US Borrower and Canadian Borrower entered into a Loan and Security Agreement dated as of April 10, 2019 (as amended, modified, supplemented, substituted, extended or renewed from time to time, the "Loan Agreement") which sets forth the terms and conditions of a US Revolving Credit Facility by Lender to US Borrower and a Canadian Revolving Credit Facility by Lender to Canadian Borrower; and

WHEREAS, Borrowers and Lender have agreed to make certain amendments to the Loan Agreement in accordance with the terms hereof.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereto adopt the above recitals and agree as follows:

1.        Definitions. Capitalized terms used herein, but not defined herein, shall have the same meanings ascribed to such terms in the Loan Agreement. The term "Modification Agreement," as defined in the preamble to this Modification Agreement, is incorporated by reference into the Loan Agreement.

2.        Estoppel; Release. To induce Lender to enter into this Modification Agreement, each Borrower represents and warrants to Lender that it has no defenses, offsets or counterclaims regarding its Obligations under the Loan Agreement and the other Loan Documents to which it is a party. To induce Lender to enter into this Modification Agreement, each Borrower waives and releases and forever discharges Lender and its officers, directors, investors, bank group members, attorneys, agents, and employees from any liability, damage, claim, loss or expense of any kind that it may have against Lender or any of them arising out of or relating to the Obligations. Each Borrower further agrees to indemnify and hold Lender and its officers, directors, investors, bank group members, attorneys, agents and employees harmless from any loss, damage, judgment, liability or expense (including reasonable attorneys' fees) suffered by or rendered against Lender or any of them on account of any claims arising out of or relating to the Obligations, in each case, except to the extent caused by the gross negligence or willful misconduct of the indemnitee or any of its representatives.

3.        Specific Amendments to the Loan Agreement. Effective as of the date hereof, Section 2.7(a) (Facility Fee) of the Loan Agreement is hereby modified to read as follows:

(a)      (i)       For the contract (loan) year commencing October 10, 2021, US Borrower shall pay to Lender a Facility Fee equal to eight tenths of one percent (0.80%) of Twelve Million Five Hundred Thousand Dollars ($12,500,000). One twelfth (1/12) of such Facility Fee shall be paid on October 10, 2021, and the remaining amount shall be paid in installments of like amount on the first (1st) day of each month thereafter until paid in full.

(ii)    In addition, if the amount owed under the US Revolving Credit Facility during the contract (loan) year commencing October 10, 2021, (A) exceeds Twelve Million Five Hundred Thousand Dollars ($12,500,000), but is less than or equal to Thirteen Million Five Hundred Thousand Dollars ($13,500,000), an additional Facility Fee of Fifteen Thousand Dollars ($15,000) will be charged at the initial occurrence thereof, (B) exceeds Thirteen Million Five Hundred Thousand Dollars ($13,500,000), but is less than or equal to Fourteen Million Five Hundred Thousand Dollars ($14,500,000), an additional Facility Fee of Fifteen Thousand Dollars ($15,000) will be charged at the initial occurrence thereof, (C) exceeds Fourteen Million Five Hundred Thousand Dollars ($14,500,000), but is less than or equal to Fifteen Million Five Hundred Thousand Dollars ($15,500,000), an additional Facility Fee of Fifteen Thousand Dollars ($15,000) will be charged at the initial occurrence thereof, (D) exceeds Fifteen Million Five Hundred Thousand Dollars ($15,500,000), but is less than or equal to Sixteen Million Five Hundred Thousand Dollars ($16,500,000), an additional Facility Fee of Fifteen Thousand Dollars ($15,000) will be charged at the initial occurrence thereof, or (E) exceeds Sixteen Million Five Hundred Thousand Dollars ($16,500,000), but is less than or equal to the US Advance Limit (that is, Seventeen Million Five Hundred Thousand Dollars ($17,500,000)), an additional Facility Fee of Fifteen Thousand Dollars ($15,000) will be charged at the initial occurrence thereof (each such $1,000,000 increment in clause (A), (B), (C), (D) and (E) above, being hereinafter referred to as an Increment). The highest Daily Balance of the US Revolving Credit Facility during the contract (loan) year commencing October 10, 2021 (rounded upward to the next $1,000,000, unless such amount is a multiple of $1,000,000, in which case, such amount need not be rounded upward), but in no event less than Twelve Million Five Hundred Thousand Dollars ($12,500,000), shall hereinafter be referred to as the October 2021 Benchmark Advance Amount.

(iii)    For the contract (loan) year commencing October 10, 2022, US Borrower shall pay to Lender a Facility Fee equal to eight tenths of one percent (0.80%) of the sum of (x) the October 2021 Benchmark Advance Amount plus (y) any Advances other than under the US Revolving Credit Facility. One twelfth (1/12) of such Facility Fee shall be paid on October 10, 2022, and the remaining amount shall be paid in installments of like amount on the first (1st) day of each month thereafter until paid in full.

(iv)    In addition, Borrower shall pay to Lender an additional Facility Fee of Fifteen Thousand Dollars ($15,000) at the initial occurrence that the amount owed under the US Revolving Credit Facility during the contract (loan) year commencing October 10, 2022 exceeds the October 2021 Benchmark Advance Amount by each applicable Increment. The highest Daily Balance of the US Revolving Credit Facility during the contract (loan) year commencing October 10, 2022 (rounded upward to the next

$1,000,000 unless such amount is a multiple of $1,000,000, in which case, such amount need not be rounded upward), but in no event less than the October 2021 Benchmark Advance Amount, shall hereinafter be referred to as the October 2022 Benchmark Advance Amount.

(v)     For the contract (loan) year commencing October 10, 2023, US Borrower shall pay to Lender a Facility Fee equal to eight tenths of one percent (0.80%) of the sum of (x) the October 2022 Benchmark Advance Amount plus (y) any Advances other than under the US Revolving Credit Facility. One twelfth (1/12) of such Facility Fee shall be paid on October 10, 2023, and the remaining amount shall be paid in installments of like amount on the first (1st) day of each month thereafter until paid in full.

(vi)    In addition, Borrower shall pay to Lender an additional Facility Fee of Fifteen Thousand Dollars ($15,000) at the initial occurrence that the amount owed under the US Revolving Credit Facility during the contract (loan) year commencing October 10, 2023 exceeds the October 2022 Benchmark Advance Amount by each applicable Increment. The highest Daily Balance of the US Revolving Credit Facility during the contract (loan) year commencing October 10, 2023 (rounded upward to the next $1,000,000 unless such amount is a multiple of $1,000,000, in which case, such amount need not be rounded upward), but in no event less than the October 2022 Benchmark Advance Amount, shall hereinafter be referred to as the October 2022 Benchmark Advance Amount.

4.        Conditions to Effectiveness of this Modification Agreement. As conditions precedent to this Modification Agreement, Borrowers shall deliver, or cause to be delivered to Lender, or Lender shall have received this Modification Agreement, duly executed by Borrowers, together with the consent of the Guarantors attached hereto.

5.       Reaffirmation of Representations and Warranties. Each Borrower hereby reaffirms the representations and warranties made by it in the Loan Agreement and all of the other Loan Documents as fully and completely as if set forth herein at length and made anew. All of such representations and warranties are true, correct and complete as of the date hereof (except as to such representations and warranties which are made as of a specified date, in which case such representations and warranties remain true as of such date, and except as to the matters expressly waived hereunder). In addition, each Borrower represents and warrants to Lender that:

(a)       No consent or approval of, or exemption by any person is required to authorize, or is otherwise required in connection with the execution and delivery of this Modification Agreement, which has not been obtained and which remains in full force and effect;

(b)     Such Borrower has the power to execute, deliver and carry out this Modification Agreement and all documents executed in connection herewith, and this Modification Agreement and such other Loan Documents have been duly authorized by all requisite organizational action and are valid, binding and enforceable as against such Borrower in accordance with their terms;

(c)      No material adverse change in the financial condition of such Borrower has occurred since the date of the most recent financial statements of such Borrower submitted to Lender, and the information contained in said statements and reports is true and correctly reflects the financial condition of such Borrower as of the dates of the statements and reports, and such statements and reports have been prepared in accordance with GAAP and do not contain any material misstatement of fact or omit to state any facts necessary to make the statements contained therein not misleading; and

(d)      No default or Event of Default exists under the Loan Agreement.

6.        Reaffirmation of Covenants. Each Borrower hereby reaffirms the affirmative and negative covenants set forth in the Loan Agreement and the other Loan Documents as fully and completely as if set forth herein at length (except as otherwise revised herein), and agrees that such covenants shall remain in full force and effect until payment in full of the Obligations.

7.       Reaffirmation of Security Interests and Liens. Each Borrower hereby confirms the security interests and liens granted by such Borrower to Lender in, to and under the Collateral in accordance with the Loan Agreement and other Loan Documents as security for its Obligations to Lender and acknowledges that such security interests shall continue unimpaired and in full force and effect. Each Borrower represents and warrants that, as of the date hereof, there are no claims, setoffs or defenses to Lender's exercise of any rights or remedies available to it as a creditor in realizing upon such assets under the terms and conditions of the Loan Agreement and the other Loan Documents and the security interests and liens in favor of Lender on such assets shall cover and secure all of such Borrower's existing and future Obligations to Lender, as increased and modified by this Modification Agreement.

8.        Miscellaneous.

(a)       Each Borrower agrees to pay any and all fees and expenses, including reasonable counsel fees (including allocated fees of in-house counsel) incurred by Lender in connection with the preparation and execution of this Modification Agreement and all other documents executed in connection herewith.

(b)      This Modification Agreement is intended to supplement and modify the Loan Agreement and the rights and obligations of the parties under the Loan Agreement shall not in any way be vacated, modified or terminated except as herein provided. All terms and conditions contained in each and every agreement or promissory note or other evidence of indebtedness of Borrowers to Lender are incorporated herein by reference. If there is a conflict between any of the provisions heretofore entered into and the provisions of this Modification Agreement, then the provisions of this Modification Agreement shall govern. By entering into this Modification Agreement, Lender is not waiving any Event of Default, if any so exists, or any of its rights and remedies as a consequence thereof. Each Borrower expressly ratifies and confirms the confession of judgment and waiver of jury trial provisions contained in the Loan Documents.

(c)       This Modification Agreement will be binding upon an inure to the benefit of each Borrower and Lender and their respective successors and assigns.

(d)       This Modification Agreement may be executed and delivered in counterparts and by facsimile or other electronic delivery means, with each such counterpart and facsimile or other electronic delivery means constituting a valid, effective and enforceable agreement.

9.       CHOICE OF LAW, VENUE AND JURY TRIAL WAIVER. THE VALIDITY OF THIS MODIFICATION AGREEMENT, ITS CONSTRUCTION, INTERPRETATION AND ENFORCEMENT AND THE RIGHTS OF THE PARTIES HERETO SHALL BE DETERMINED UNDER, GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW JERSEY, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. THE PARTIES HERETO AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS MODIFICATION AGREEMENT SHALL BE TRIED AND LITIGATED ONLY IN THE STATE COURTS LOCATED IN THE COUNTY OF MERCER, STATE OF NEW JERSEY, THE FEDERAL COURTS WHOSE VENUE INCLUDES THE STATE OF NEW JERSEY OR AT THE SOLE OPTION OF LENDER, IN ANY OTHER COURT IN WHICH LENDER SHALL INITIATE LEGAL OR EQUITABLE PROCEEDINGS AND WHICH HAS SUBJECT MATTER JURISDICTION OVER THE MATTER IN CONTROVERSY. EACH LOAN PARTY AND LENDER EACH WAIVES, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, THE RIGHT TO A TRIAL BY JURY IN ANY PROCEEDING UNDER THIS MODIFICATION AGREEMENT OR RELATING TO THE DEALINGS OF LOAN PARTIES AND LENDER AND ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF "FORUM NON CONVENIENS" OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 9.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Modification Agreement to be executed and delivered as of the day and year first above written.

SPAR MARKETING FORCE, INC., a Nevada corporation, as US Borrower
By:
Name: Fay DeVriese
Title: Chief Financial Officer

SPAR CANADA COMPANY, an unlimited company organized under the laws of Nova Scotia, as Canadian Borrower
By:
Name: Fay DeVriese
Title: Chief Financial Officer

NORTH MILL CAPITAL LLC
By:
Name: Beatriz Hernandez
Title: Executive Vice President

Signature Page to Fifth Modification Agreement

CONSENT OF GUARANTORS

Each of the undersigned guarantors (collectively, the "Guarantors") consents to the provisions of the foregoing Modification Agreement and all prior amendments (if any) to the Loan Agreement and confirms and agrees that: (a) such Guarantor's obligations under its respective guaranty dated April 10, 2019 (as amended, modified, supplemented, substituted, extended or renewed, from time to time, each a "Guaranty") relating to the Obligations mentioned in the Loan Agreement, as increased and modified by the Modification Agreement shall be unimpaired by the Modification Agreement; (b) such Guarantor has no defenses or setoffs, counterclaims, discounts, or charges of any kind against Lender, its officers, directors, investors, bank group members, employees, agents or attorneys with respect to its Guaranty; and (c) all of the terms, conditions, and covenants in its Guaranty remain unaltered and in full force and effect and are hereby ratified and confirmed and apply to the Obligations, as amended by the Modification Agreement. Each Guarantor certifies that all representations and warranties made in its Guaranty are true and correct on the date hereof (except as to such representations and warranties which are made as of a specified date, in which case such representations and warranties remain true as of such date). Each Guarantor acknowledges and agrees that its obligations under its Guaranty include, without limitation, its guaranty of the payment and performance obligations of Borrowers under the Loan Agreement, as modified, and the Notes evidencing the same. Each Guarantor acknowledges and confirms the cross-default and cross-collateralization provisions of the Loan Agreement, as increased and modified by the Modification Agreement. Each Guarantor expressly ratifies and confirms the confession of judgment and waiver of jury trial provisions contained in the Guaranty.

[signature page follows]

WITNESS the due execution hereof as a document under seal, as of the date of this Modification Agreement, intending to be legally bound hereby.

SPAR GROUP, INC., a Delaware corporation, as a Guarantor

By:
Name: Fay DeVriese
Title: Chief Financial Officer

SPAR ACQUISITION, INC., a Nevada corporation, as a Guarantor

By:
Name: Fay DeVriese
Title: Chief Financial Officer

SPAR CANADA, INC., a Nevada corporation, as a Guarantor

By:
Name: Fay DeVriese
Title: Chief Financial Officer

SPAR TRADEMARKS, INC., a Nevada corporation, as a Guarantor

By:
Name: Fay DeVriese
Title: Chief Financial Officer

SPAR ASSEMBLY & INSTALLATION, INC., a Nevada corporation, as a Guarantor

By:
Name: Fay DeVriese
Title: Chief Financial Officer

Signature Page to Consent of Guarantors to Fifth Modification Agreement